AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement dated as of June 16, 2014 (this "***Amendment***"), is made by and among **GRAPHIC PACKAGING INTERNATIONAL, INC.**, a Delaware corporation (the "***Borrower***"), **GRAPHIC PACKAGING HOLDING COMPANY**, a Delaware corporation ("***Holding***"), **GRAPHIC PACKAGING CORPORATION**, a Delaware corporation ("***GPC***"), **BANK OF AMERICA, N.A.**, a national banking association organized and existing under the laws of the United States ("***Bank of America***"), in its capacity as Administrative Agent under the Credit Agreement described below (in such capacity, the "***Administrative Agent***") and in its capacities as Alternative Currency Funding Fronting Lender, Swing Line Lender and Euro Tranche Swing Line Lender thereunder, each of the Lenders under such Credit Agreement that are party hereto, each of the Subsidiaries of the Borrower that are currently Incremental Revolving Tranche Borrowers (as defined in Amendment No. 2 referenced below) with respect to the Incremental Euro Tranche Facility (as defined below) (together with the Borrower, collectively, the "***Incremental Revolving Tranche Borrowers***") and each of the Domestic Subsidiaries of the Borrower signatory hereto (collectively, the "***Subsidiary Guarantors***").

RECITALS:

A. The Borrower, the Administrative Agent, and the Existing Lenders have entered into that certain Amended and Restated Credit Agreement dated as of March 16, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of December 18, 2012 and that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Guarantee and Collateral Agreement dated as of September 13, 2013 ("***Amendment No. 2***") and in effect on the date hereof, the "***Credit Agreement***"; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower (i) an $1,000,000,000 term loan facility, (ii) an $1,000,000,000 revolving credit facility, including letter of credit and swing line subfacilities, (iii) a $300,000,000 incremental term loan facility, (iv) a €75,000,000 revolving credit facility, including a swing line subfacility thereunder (such Euro-denominated revolving credit facility, the "***Incremental Euro Tranche Facility***"), which Incremental Euro Tranche Facility is also available to make loans to the other Incremental Euro Tranche Borrowers and (v) a Yen-denominated revolving credit facility in an aggregate amount of up to ¥2,500,000,000.

B. Holding, GPC, the Borrower and each of the Subsidiary Guarantors (collectively, the "***Guarantors***") have entered into that certain Amended and Restated Guarantee and Collateral Agreement dated as of March 16, 2012 (as amended by Amendment No. 2 and in effect on the date hereof, the "***Guarantee and Collateral Agreement***") (i) pursuant to which Holding, GPC and the Subsidiary Guarantors have guaranteed, among other things, the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and (ii) which secures, among other things, the Obligations of the Loan Parties under the Credit Agreement and other Loan Documents.

C. The Borrower and other Incremental Revolving Tranche Borrowers have requested that certain Lenders provide additional commitments to the Incremental Euro Tranche

Facility in an aggregate amount of up to €63,000,000 (such additional commitments, the "***Additional Incremental Euro Tranche Facility Commitments***").

D. The Administrative Agent and the Lenders signatory hereto (collectively, the "***Euro Tranche Lenders***") are willing to increase the Incremental Euro Tranche Facility and provide the Additional Incremental Euro Tranche Facility Commitments, as applicable, in each case on the terms and conditions contained in this Amendment.

In furtherance of the foregoing, the parties agree as follows:

1. Agreements related to Additional Incremental Euro Tranche Facility Commitments.

(a) *Incremental Facility Amendment.* The parties hereto agree and acknowledge that for all purposes this Amendment shall be considered an "Incremental Facility Amendment," as such term is defined in and used in the Credit Agreement, the Additional Incremental Euro Tranche Commitments shall constitute commitments to the Incremental Euro Tranche Facility provided pursuant to Amendment No. 2, as increased hereby, and part of an "Incremental Revolving Tranche Facility," as such term is defined in and used in the Credit Agreement for all purposes of the Credit Agreement, including for determining (i) the Applicable Percentages of each Euro Tranche Lender with respect to the Incremental Euro Tranche Facility, (ii) whether, as to the Incremental Euro Tranche Facility, such Euro Tranche Lender is an Appropriate Lender, (iii) which Lenders constitute Required Incremental Revolving Tranche Lenders as to the Incremental Euro Tranche Facility, and (iv) the Incremental Revolving Tranche Exposure with respect to the Incremental Euro Tranche Facility. The Incremental Euro Tranche Facility shall continue to rank *pari passu* in right of payment and of security with the other Facilities existing under the Credit Agreement on the Amendment Effective Date (as defined below) in accordance with the provisions of Amendment No. 2.

(b) *Incremental Revolving Tranche Commitments.* Subject to the terms and conditions set forth herein, the Incremental Revolving Tranche Commitments and Applicable Percentages with respect to the Incremental Euro Tranche Facility are amended to the amounts and percentages set forth on Schedule 1 attached hereto. All other terms of the Incremental Euro Tranche Facility (including, without limitation, the final maturity and "Termination Date" with respect to the Incremental Euro Tranche Facility and the interest rate and commitment fees applicable thereto) shall remain unchanged. Without limitation of the foregoing, the Euro Tranche Swing Line Sublimit shall remain at €7,500,000. The Incremental Revolving Tranche Borrowers shall prepay any Loans outstanding under the Incremental Euro Tranche Facility on the Amendment Effective Date (and pay any additional amounts required pursuant to subsection 4.10) to the extent necessary to keep the outstanding Loans under the Incremental Euro Tranche Facility ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section 1.

(c) *Notes.* Each Incremental Revolving Tranche Borrower agrees that, promptly upon the request to the Administrative Agent by any Euro Tranche Lender, in order to evidence such Lender's Incremental Revolving Tranche Loans, such Incremental Revolving Tranche Borrower will execute and deliver to such Lender a promissory note (or amended and restated

promissory note, as applicable) in form and substance satisfactory to the Administrative Agent and such Lender in respect of the Additional Incremental Euro Tranche Facility Commitments, with appropriate insertions as to payee, date and principal amount, payable to such Euro Tranche Lender and in a principal amount equal to the maximum principal amount of the Incremental Revolving Tranche Loans that may be made from time to time by such Lender to such Incremental Revolving Tranche Borrower.

(d) *Status of Incremental Revolving Tranche Lenders.* Each Euro Tranche Lender represents and warrants to the Administrative Agent and each Incremental Revolving Tranche Borrower that such Lender is either (i) a "bank" for the purposes of section 991 of the Income Tax Act 2007 of the United Kingdom and is within the charge to UK corporation tax as respects the payments or (ii) entitled to exemption from withholding Tax under the relevant double-taxation treaty and has received confirmation from HM Revenue & Customs that it is entitled to exemption from UK withholding Tax on payments to be received by it under the Incremental Euro Tranche Facility (or will promptly apply for and obtain such confirmation) and such confirmation has not expired or been withdrawn.

(e) *Designated Lenders and Illegality.* Each Lender at its option may make any Credit Extension to any Incremental Revolving Tranche Borrower by causing any domestic or foreign branch or Affiliate of such Lender (each a "***Designated Lender***") to make such Credit Extension (and in the case of an Affiliate, the provisions of subsections 4.5 through 4.10 and 11.5 of the Credit Agreement shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the relevant Incremental Revolving Tranche Borrower to repay such Credit Extension in accordance with the terms of the Credit Agreement or this Amendment; provided, however if any Lender or any Designated Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Designated Lender to perform its obligations hereunder or to issue, make, maintain, fund or charge interest with respect to any Credit Extension to any Incremental Revolving Tranche Borrower who is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia then, on notice thereof by such Lender to the Borrower through the Administrative Agent, and until such notice by such Lender is revoked, any obligation of such Lender to issue, make, maintain or fund any such Credit Extension shall be suspended. Upon receipt of such notice, the Loan Parties shall, take all reasonable actions requested by such Lender to mitigate or avoid such illegality.

2. Effectiveness of Amendment and Commitments. This Amendment and the Additional Incremental Euro Tranche Facility Commitments herein provided shall become effective upon the receipt by the Administrative Agent of each of the following (the date all of such items have been received, the "***Amendment Effective Date***"):

(a) Documents. The Administrative Agent shall have received (i) counterparts of this Amendment, duly executed by the Borrower, each Incremental Revolving Tranche Borrower, the Administrative Agent, each Guarantor and each Euro Tranche Lender; (ii) each Euro Tranche Lender shall have received additional promissory notes of the type described in Section 1(c) above, in each case signed by each Incremental Revolving Tranche Borrowers to the extent requested by such Lender; (iii) the executed legal opinion of Alston & Bird LLP, special New

York counsel to each of Holding, GPC, the Borrower and certain other Loan Parties; (iv) the executed legal opinion of Lauren S. Tashma, counsel to each of Holding, the Borrower and certain other Loan Parties; (v) the executed legal opinion of Bird & Bird LLP, special Netherlands counsel to Graphic Packaging International Europe Holdings B.V. in its capacity as an Incremental Revolving Tranche Borrower; (vi) the executed legal opinion of Bird & Bird LLP, special English counsel to Graphic Packaging International Limited in its capacity as an Incremental Revolving Tranche Borrower; and (vii) a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs subsections 6.2(a) and (b) of the Credit Agreement, it being understood that all references to "the date of such Borrowing" in such subsection 6.2 shall be deemed to refer to the Amendment Effective Date.

(b) Incremental Revolving Tranche Borrower Documents. The Administrative Agent and each Euro Tranche Lender shall have received all documentation and other information that such Person requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the Act and such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent or such Lender in its sole discretion.

(c) Flood Insurance. With respect to any of the Mortgaged Properties having one or more Buildings located in an area identified by the Director of FEMA as having special flood hazards, if the Administrative Agent shall have delivered notice(s) to the relevant Loan Party as required pursuant to Section 208.25(i) of Regulation H of the Board, such Loan Party shall have delivered (i) an acknowledgment to the Administrative Agent as to the existence of a special flood hazard and, if applicable, the unavailability of flood hazard insurance under the National Flood Insurance Program and (ii) evidence of applicable flood insurance, if available, in each case, in such form, on such terms and in such amounts as required by The National Flood Insurance Reform Act of 1994 or as otherwise reasonably required by the Administrative Agent.

(d) Corporate Proceedings of each Incremental Revolving Tranche Borrower. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors or comparable body of each Incremental Revolving Tranche Borrower authorizing (i) the execution, delivery and performance of this Amendment and the other Loan Documents to be executed by each Incremental Revolving Tranche Borrower in connection with this Amendment, and (ii) the use of the Credit Extensions, if any, to each Incremental Revolving Tranche Borrower to occur on the Amendment Effective Date, in each case certified by the Secretary or an Assistant Secretary (or other individual providing similar duties) of each Incremental Revolving Tranche Borrower as of the Amendment Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect.

(e) Governing Documents. The Administrative Agent shall have received copies of the certificate or articles of incorporation and by-laws (or comparable organizational documents) of each Incremental Revolving Tranche Borrower, certified as of the Amendment Effective Date

as complete and correct copies thereof by the Secretary or an Assistant Secretary (or other individual providing similar duties) of each Incremental Revolving Tranche Borrower certifying as to the absence of any amendment or change to such governing documents since the effective date of Amendment No. 2.

(f) Federal Regulations. To the extent requested by the Administrative Agent or any Lender, the Borrower will furnish to the Administrative Agent or the Lender requesting same, a duly completed FR Form G-3 or FR Form U-1, referred to in Regulation U of the Board, together with such other evidence or information that the Administrative Agent or any Lender may reasonably require in order to ensure that no part of the proceeds of any Credit Extensions will be used for any purpose which violates the provisions of the Regulations of the Board, including without limitation, Regulation T, Regulation U or Regulation X.

(g) Representations and Warranties. The representations and warranties set forth in Section 4 shall be true and correct as of such date.

(h) Fees and Expenses. All of the fees and expenses payable on the Amendment Effective Date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Ratification and Confirmation of Loan Documents; Borrower's Acknowledgement of Guarantee Obligation. Each of the Borrower, GPC, Holding, the Incremental Revolving Tranche Borrowers and the Subsidiary Guarantors hereby consents to, acknowledges and agrees to the amendments, agreements and acknowledgements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person's payment and performance obligations thereunder and, in the case of the Borrower and the Subsidiary Guarantors, the continuation and extension of the liens and security interests granted thereunder, in each case upon and after the effectiveness of this Amendment and the amendments, agreements and acknowledgements contemplated hereby, including without limitation the expansion of the obligations for which such Person provides a guarantee and collateral security) and the enforceability of each such Loan Document against such Person in accordance with its terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party (including without limitation each Incremental Revolving Tranche Borrower) represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in subsection 5 of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party or which are contained in any certificate furnished by or on behalf of such Loan Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, in each case with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to an earlier date in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Guarantee and Collateral Agreement as a "Guarantor";

(c) This Amendment has been duly authorized, executed and delivered by Holding, GPC, the Borrower, the other Incremental Revolving Tranche Borrowers party hereto and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

(d) No Default or Event of Default has occurred and is continuing;

(e) The Consolidated Senior Secured Leverage Ratio is less than or equal to 2.75 to 1.00 after giving pro forma effect to any drawings under the Incremental Euro Tranche Facility on the effective date hereof; and

(f) Holding is in Pro Forma Compliance;

provided that, for purposes of clauses (e) and (f), the Consolidated Senior Secured Leverage Ratio and the Financial Covenants shall be calculated as if the Incremental Revolving Tranche Facilities were fully drawn but using only the actual Total Revolving Credit Outstandings (and not the amount of the Revolving Credit Commitment) under the Revolving Credit Facility in effect immediately prior to the Amendment Effective Date.

5. Entire Agreement. This Amendment, together with all the Loan Documents, the engagement letter dated as of June 4, 2014, between the Borrower and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "***Relevant Documents***"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with subsection 11.1 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of subsection 11.15 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time, and this Amendment shall constitute a Loan Document.

11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Incremental Revolving Tranche Borrowers, the Guarantors, the Administrative Agent, each of the Lenders and each of their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in subsection 11.6 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

GRAPHIC PACKAGING INTERNATIONAL, INC.

By: ____________________
Name: Bradford G. Ankerholz
Title: Vice President & Treasurer

HOLDING:

GRAPHIC PACKAGING HOLDING COMPANY

By: ____________________
Name: Bradford G. Ankerholz
Title: Vice President & Treasurer

GPC:

GRAPHIC PACKAGING CORPORATION

By: ____________________
Name: Bradford G. Ankerholz
Title: Vice President & Treasurer

ADDITIONAL INCREMENTAL EURO TRANCHE BORROWERS:

GRAPHIC PACKAGING INTERNATIONAL EUROPE HOLDINGS B.V.

By: ______________________
Name: Joseph Crist
Title: Director

GRAPHIC PACKAGING INTERNATIONAL LIMITED

By: ______________________
Name: Mhairi Sheppard
Title: Director

SUBSIDIARY GUARANTORS:

BLUEGRASS LABELS COMPANY, LLC

By: ______________________
Name: Bradford G. Ankerholz
Title: Vice President & Treasurer

FIELD CONTAINER QUERETARO (USA), L.L.C.

By: ______________________
Name: Bradford G. Ankerholz
Title: Vice President & Treasurer

GRAPHIC FLEXIBLE PACKAGING, LLC

By: ______________________
Name: Bradford G. Ankerholz
Title: Vice President & Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By: ______________________________
Name: John G. Taylor
Title: Senior Vice President

57299307

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender, Euro Tranche Swing Line Lender, L/C Issuer and Alternative Currency Funding Fronting Lender

By:______________________________
Name: John G. Taylor
Title: Senior Vice President

COMPASS BANK

By: ______________________
Name: Michael Dixon
Title: Senior Vice President

57299307

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND" NEW YORK BRANCH

By:______________________________
Name: Theodore W. Cox
Title: Executive Director

By:______________________________
Name: Chris Grimes
Title: Executive Director

LLOYDS BANK plc

By:________________________________
Name: Stephen Giacolone
Title: Assistant Vice President – G011

By:________________________________
Name: Julia R. Franklin
Title: Vice President – F014

57299307

HSBC BANK USA, NATIONAL ASSOCIATION

By: Heather H Allen
Name: Heather H Allen
Title: Vice President, Global Relationship Manager

INTERNAL - 57299307

SCHEDULE 1

EURO TRANCHE COMMITMENTS AND APPLICABLE PERCENTAGES

Incremental Euro Tranche Lender	Existing Euro Tranche Commitment	Applicable Percentage of Existing Euro Tranche Facility	Incremental Euro Tranche Commitment	New Total of Euro Tranche Commitments	New Applicable Percentage of Euro Tranche Facility
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland" New York Branch	€22,500,000.00	30.000000000%	€14,750,000.00	€ 37,250,000.00	26.992753623%
Lloyds Bank plc	€22,500,000.00	30.000000000%	€14,750,000.00	€ 37,250,000.00	26.992753623%
Compass Bank	€18,750,000.00	25.000000000%	€14,750,000.00	€ 33,500,000.00	24.275362319%
Bank of America, N.A.	€11,250,000.00	15.000000000%	€4,000,000.00	€ 15,250,000.00	11.050724638%
HSBC Bank USA, N.A.	€ 0.00	0.000000000%	€14,750,000.00	€ 14,750,000.00	10.688405797%
Total	**€75,000,000.00**	**100.000000000%**	**€63,000,000.00**	**€138,000,000.00**	**100.000000000%**